UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ______________________________
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 1, 2004



                            Structured Products Corp.

             (Exact name of registrant as specified in its charter)


Delaware                    001-31757     13-3692801
(State or other             (Commission   (IRS Employer
jurisdiction of             File Number)  Identification
incorporation or                          Number)
organization)

388 Greenwich Street, New York, New York                                10013
(Address of principal executive offices)                              (Zip Code)
Registrant's telephone number including area code (212) 816-7496.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

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Section 8 - Other Events

Item 8.01   Other Events.

            This current report on Form 8-K relates to a distribution made to holders of the Certificates issued by the Cast Step-Up Trust for Morgan Stanley Notes.

            The issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Periodic reports and other information required to be filed pursuant to the Exchange Act, by the issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission (the "Commission") at 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system. Neither Structured Products Corp. nor the trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Structured Products Corp. nor the trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, or the underlying securities have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Section 9- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

            (c)   Exhibits:

                  1. Trustee's Report with respect to the September 1, 2004 Distribution Date for the CAST Step-Up Trust for Morgan Stanley Notes

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                                         SIGNATURES




      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                        By:  /s/ Mark C. Graham
                                        ________________________________
                                        Name:   Mark C. Graham
                                        Title:  Authorized Signatory





















September 1, 2004

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EXHIBIT INDEX


Exhibit                                                                    Page

   1     Trustee's Report with respect to the September 1, 2004             5
         Distribution Date for the CAST Step-Up Trust for Morgan
         Stanley Notes

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                                 Exhibit 1

To the Holders of:
CAST Step-Up Trust for Morgan Stanley Notes
Monthly-Pay Step-Up Class A Certificates   *CUSIP: 14835T AB4
 Class B
Certificates
*CUSIP: 14835T AA6

U.S. Bank Trust National Association, as Trustee for the CAST Step-Up Trust for Morgan Stanley Notes (the "Trust"), hereby gives notice with respect to the Distribution Date of September 1, 2004 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $1,000 Class A Certificate and per $1,000 Notional Amount of Class B Certificates, is as set forth below:

           Class         Principal      Interest         Total
                                                         Distribution
           A             $ 0.000000     $    2.708333    $   2.708333
           B             $ 0.000000     $  10.250000     $ 10.250000

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. The Class A Certificates bear interest at the rate of 3.25% and the Class B Certificates bear interest at a rate of 2.05% during the period ending on the Distribution Date.

4. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

5. $15,000,000 aggregate principal amount of Morgan Stanley f/k/a Morgan Stanley Dean Witter & Co. 5.30% Notes due March 1, 2013 (the "Term Assets") are held for the above trust.

6. At the close of business on the Distribution Date, 15,000 Class A Certificates representing $15,000,000 aggregate Certificate Principal Balance and $15,000,000 aggregate Notional Amount of Class B Certificates were outstanding.

7. The Notional Amount of the ISDA Master Agreement , the Schedule thereto and the Confirmation thereto each dated July 25, 2003 between the Trust and Citigroup Global Markets Limited (collectively the "Swap"), is $15,000,000. Payment of the obligations of Citigroup Global Markets Limited under the Swap is guaranteed by Citigroup Global Markets Holdings Inc. under a Guarantee Agreement dated July 25, 2003.


8. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.


U.S. Bank Trust National Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included for the convenience of the Holders.

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